SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 21, 2000


                              REGENCY GROUP LIMITED
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         NEVADA                       000-26687                 88-0416790
----------------------------   ------------------------   ----------------------
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of  Incorporation)                                   Identification Number)


8930 E. Raintree Drive, Suite A, Scottsdale, Arizona                85258
----------------------------------------------------              ----------
     (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (480) 444-2014


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

            None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 11, 2000 Regency Group Limited (the Company) reported a change of accountants.

     The Company furnished G. Brad Beckstead with a copy of the disclosure and requested G. Brad Beckstead furnish it with a letter addressed to the Securities and Exchange Commission indicating any disagreements with the statements set forth in the report. A copy of the letter of G. Brad Beckstead to the Securities and Exchange Commission, dated August 21, 2000 is filed as Exhibit 16.1 hereto.

ITEM 5. OTHER EVENTS.

     None.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibit Number 16.1   Letter from G. Brad Beckstead to the Securities
                               and Exchange Commission dated August 21, 2000.

ITEM 8. CHANGE IN FISCAL YEAR.

     None.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REGENCY GROUP LIMITED


                                        By: /s/ Lolita Prescod
                                           ----------------------------
                                        Its: Secretary
                                            ---------------------------
                                        Dated: August 22, 2000
                                              -------------------------

                                  EXHIBIT INDEX


      Exhibit Number                   Description
      --------------                   -----------

          16.1                Letter from G. Brad Beckstead